                                                                    EXHIBIT 10.7


                               TERM LOAN AGREEMENT

THIS TERM LOAN AGREEMENT ("Agreement") is made and entered into as of the 21ST day of August, 1997, by and between TEAM FINANCIAL, INC., f/k/a TeamBanc, Inc., a Kansas corporation ("Company") and COMMERCE BANK, N.A., a national banking association ("Bank");

In consideration of the mutual benefits accruing to each of the parties, the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the mutual performance of this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         1.01. Base Rate. The per annum variable rate of interest equal to one percent (1%.) less than the Prime Rate (hereinafter defined), which when used to compute the rate of interest hereunder shall change as of the date of any change in said Prime Rate; no representation is made that the Base Rate is the best, lowest or favored rate of interest.

         1.02. Code. The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. It is understood that any reference to the Bank's federal income tax means the Bank or any entity that files a consolidated federal income tax return with Bank.

         1.03. Determination of Taxability. The final adoption of legislation or regulations, or the issuance of a statutory notice of deficiency or a ruling by the Internal Revenue Service (except for any such notice or ruling which is being contested by Company in good faith), a final decision of a court of competent jurisdiction, or a determination by Bank communicated in writing to Company together with an opinion of nationally recognized counsel approved by Bank and selected by Company at the request of Bank, to the effect that 5011 of the interest on the Term Note (hereinafter defined) is not excludible from the gross income of the holder for federal income tax purposes for any reason whatsoever.

         1.04. Prime Rate. The per annum rate of interest established from time to time by Bank for its own internal convenience as its "Prime Rate", which when used to compute the rate of interest hereunder shall change as of the date of any change in said Prime Rate; no representation is made that the Prime Rate is the best, lowest or favored rate of interest.


                                     10.7-1

         1.05. Qualifying Opinion of Counsel. A written opinion, in form and substance satisfactory to the holder of the Term Note (hereinafter defined), from recognized tax counsel selected by Company and satisfactory to the holder of the Term Note, to the effect that (i) at least 50% of the payment of interest on the Term Note is excludible from the Term Note holder's Federal gross income during any applicable period, or (ii) while the issue is not free from doubt, if a court were presented with the issue, it should hold that a least 50%. of each payment of interest on the Term Note is excludible from the Term Note holder's federal gross income during the applicable period.

         1.06. Taxable Rate. The Taxable Rate shall equal the Base Rate.

                                   ARTICLE II

                                    Term Loan

         2.01. Amount. Subject to the terms of this Agreement, Bank agrees to lend to Company the sum of $1,199,000 (the "Term Loan").

         2.02. Term Note. On the Closing Date (hereinafter defined) Company will execute and deliver its promissory note to Bank, in the principal amount of $1,199,000, and in form and substance acceptable to Bank (the "Term Note").

         2.03. Interest. The Term Note will bear interest at a variable per annum rate equal to eighty-three percent (83%) of the Base Rate. Accrued interest shall be calculated on the actual number of days outstanding based on a year consisting of 365 days, and shall be payable quarterly, in arrears, commencing December 31, 1997, and continuing on the last day of each March, June, September and December thereafter, until and including the due date of the Term Note. Interest after or during the continuation of any Event of Default under Section 7.01, shall be at a rate equal to three percent (3%) in excess of the Prime Rate.

In the event of a Determination of Taxability with respect to the Term Note, the rate of interest on the Term Note shall be adjusted to the Taxable Rate retroactive to the date on which the interest on the Term Note becomes fully includable in the gross income of the holder of the Term Note for federal income tax purposes, whether before or after maturity, payment or prepayment of the Term Note.


                                     10.7-2

In addition, if at any time (whether before or after maturity, payment or prepayment of the Term Note), as a result of the enactment of a new federal tax law, a change in the Code, or any judicial or administrative interpretation thereof, (a) any payment of interest or principal or any amount in respect of or measured in whole or in part by reference to the interest on or principal of, or any amount of interest on indebtedness attributable or deemed to be attributable directly or indirectly to the funding or carrying of, the Term Note is, in the opinion of counsel for the holder of the Term Note, subject to or affected by a preference tax, an excess profits tax or any other federal tax which changes the basis of taxation of the payments of interest or principal of the Term Note, or interest on indebtedness attributable or deemed to be attributable directly or indirectly to the funding or carrying of the Term Note, to any holder of the Term Note, or affects any method used or calculation involved in determining any federal tax, or (b) the deductibility or other tax treatment of any amount attributable or deemed to be attributable, directly or indirectly, to the funding or carrying of the Term Note is adversely affected, or (c) the failure of Bank to receive a Qualifying Opinion of Counsel, requested pursuant to
Section 9.02, then, upon written notice to such effect, that any payment or amount may have become subject to such preference, excess profits or other federal tax or such deductibility or other tax treatment shall have been affected, the Company shall pay to the holder of the Term Note so affected in immediately available funds an amount which, after reduction by the amount of all taxes attributable to the inclusion of such amount in the gross income of the holder of the Term Note under the laws of any federal, state or local governmental or other taxing authority (computed on the basis that federal taxes are payable by the holder of the Term Note at the highest marginal tax rate applicable to business corporations, after taking into account deductions attributable to the imposition of state and local taxes, and that state and local taxes are payable by the holder of the Term Note at the highest marginal statutory rates then applicable to business corporations), shall be equal to the amount of any such preference, excess profits or other federal taxes and any interest, penalties, and additions to tax which are payable by the holder of the Term Note as a consequence of such change (computed on the basis that taxes are payable by the holder of the Term Note at the highest marginal rate applicable to business corporations), it being the intent and purpose of the parties hereto that the profit of the holder of the Term Note with respect to the payment of interest to it on the Term Note shall not be diminished by any such change in the Code or any administrative or judicial interpretation thereof (whether through or as a result of direct or indirect federal


                                     10.7-3
taxation of a greater percentage of the interest on the Term Note, the disallowance of a deduction or otherwise).

The percentage of the Base Rate shall be subject to adjustment with each decrease in the current top marginal federal corporate income tax rate so that the applicable percentage of Prime Rate based rate resulting therefrom shall be equal to:

                                  2,106 (1-TR)
                                  ------------
                                        (2-TR)

where "TR" refers to the top marginal federal corporation income tax rate then in effect. The initial applicable percentage shall be based on a 35% tax rate applicable to calendar year taxpayers during 1996, so the initial applicable percentage shall be 83%. Any such change shall be effective as of the effective date of any such decrease in the top marginal federal corporate income tax rate then in effect.

No such adjustment under this Section shall cause the rate to be greater than the Taxable Rate.

         2.04. Repayment. The principal of the Term Note shall be payable in annual installments of $150,000 commencing December 31, 1997, and continuing on the last day of each December thereafter, until December 31, 2002, when the outstanding principal balance, together with accrued interest, shall be due and payable in full.

         2.05. Prepayment. Company may prepay the Term Note in full or in part at any time without the payment of a prepayment fee. Any partial prepayments shall be applied to the annual principal payments in the inverse order of their maturities.

         2.06. Purpose. Proceeds of the Term Loan shall be used to fund a loan by Company to the trustee (the "Trustee") of the TeamBanc, Inc. Employees Stock Ownership Plan (the "Trust"), as established pursuant to the TeamBanc, Inc. Employees Stock Ownership Plan dated as of November 6, 1992, as amended from time to time (the "Plan"), pursuant to the agreement between the Bank, the Company and the Trustee (the "Lending Agreement") and evidenced by a promissory note (the "ESOP Note") made by the Trustee to Company.


                                     10.7-4

                                   ARTICLE III

                         Representations and Warranties

In borrowing hereunder the Company represents and warrants to Bank (which representations and warranties will survive the delivery of the Term Note and shall continue so long as any sums remain outstanding under the Term Note or under this Agreement) that:

         3.01. Authorization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas and is duly qualified as a foreign corporation and is in good standing in every other jurisdiction where failure to be so qualified and in good standing would have a material adverse effect on its business; the Company has all requisite corporate power and authority to own and operate its properties and to carry on its business as presently being conducted; the Company has the power to enter into and to carry out the terms of this Agreement and to execute, deliver and perform its obligations under this Agreement, the Term Note, and any other instrument referred to or mentioned herein, and said performance by the Company of its obligations has been duly authorized by appropriate corporate proceedings, will not contravene any provisions of law, its Articles of Incorporation, Bylaws, or any indenture, agreement or other instrument binding upon the Company, and does not require the consent, approval or authorization of any governmental agency or third party, except as otherwise specifically provided herein.

         3.02. Financial Condition. Except as provided in Schedule 3.02 attached hereto, the financial statements of Company dated as of December 31, 1996, copies of which have been furnished to Bank, are complete and correct and fairly and accurately present the financial condition of Company as at such date and the results of the operations of Company for the period covered by such statements, all in accordance with generally accepted accounting principles consistently applied, and there has been no material adverse change in the condition (financial or otherwise), business or operations of Company subsequent thereto.

         3.03. Taxes. The Company has filed all required federal, state and local tax returns and has paid all taxes as shown on said returns to be due including interest and penalties, or has provided adequate reserves for the payment thereof. No tax claims have been asserted against Company which remain unpaid or for which an adequate reserve has not been established.

         3.04. Litigation. Other than as set forth in Schedule 3.04 attached hereto, or as disclosed to Bank in writing prior to the date hereof, the Company has no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or its properties before any court or governmental department,


                                     10.7-5
commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adverse to the Company, might have a material adverse effect on its financial condition, properties or operations.

         3.05. Liability. Except as set forth in Schedule 3.05 attached hereto, the Company has no liabilities, direct or contingent, except those disclosed in the financial statements described in Section 3.02 hereof, and those incurred since December 31, 1996 in the ordinary course of the Company's business which have been disclosed in writing to Bank. Company is not presently in default, and no event which, but for the lapse of time or service of notice or both, would constitute a default has occurred and is continuing under any agreement, indenture, mortgage, security agreement or other instrument under which the Company is directly or contingently liable or pursuant to which any of the assets or properties of Company or any shares of its outstanding capital stock is encumbered or affected in any way. All stock of the Company has been validly issued and is fully paid and nonassessable.

         3.06. Properties. Company has good, valid and marketable title to all of its properties shown as assets on its balance sheet. All properties are free and clear of all liens, mortgages, security interests or other encumbrances except those which have been disclosed to Bank in writing or disclosed on its balance sheet.

         3.07. Guaranties. Company has no guaranties outstanding, except those which have been disclosed to Bank in writing.

         3.08. Other Agreements. Company is not a party to, subject to, or bound by any contract, agreement, instrument, charter or corporate restriction which materially adversely affects its ability to perform its obligations under this Agreement, the Term Note or other documents or instruments provided for herein.

         3.09. Margin Stock. Company is not engaged in the business of extending credit for the purpose of carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. If requested by Bank, Company will furnish to Bank a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U to the foregoing effect.

         3.10. Use of Proceeds. The proceeds of the Term Loan shall be loaned by Company to the Trustee of the Trust within the meaning of Section 4975(d)(3) of the Code for the acquisition of "employer securities" (within the meaning of Section 409(l) of the Code), for


                                     10.7-6
the repayment of the Term Loan or for the repayment of a prior loan to the Trustee of the Trust, the proceeds of which were used by the Trust to acquire "employer securities", and the terms and conditions of such loan by the Company to the Trustee of the Trust shall comply with all laws and regulations in respect thereto, including, to the extent applicable, but not limited to, Regulation G of the Federal Reserve Board, the Code, the Employee Retirement Security Act of 1974, as amended ("ERISA"), and regulations promulgated thereunder.

         3.11. Plan Qualifications. The Plan is qualified under Section 401(a) of the Code, the Trust is exempt from tax under Section 501(a) of the Code, and the consummation of the transactions under this Agreement and the Lending Agreement will not constitute a prohibited transaction.

         3.12. Stock. Except as set forth in Schedule 3.12 attached hereto, there are no outstanding stock warrants, options, convertible securities or other agreements that could cause additional stock to be issued or sold.

         3.13. Guarantor. The Guarantor (hereinafter defined) has authority, and has completed all proceedings and obtained all approvals and consents necessary, to execute, deliver and perform its obligations under the Guaranty (hereinafter defined). The Guaranty when executed by the Guarantor and delivered to Bank, shall constitute the legal, valid and binding obligations of the Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance by the Guarantor of the Guaranty will not violate any provision of any existing mortgage, indenture, contract or agreement binding on Guarantor or affecting any of its properties, and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues. No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or threatened by or against the Guarantor or any of its properties or revenues with respect to the Guaranty, or any of the transactions contemplated hereby or thereby or which could have a material adverse effect on the business, operations, assets or financial or other condition of the Guarantor.


                                     10.7-7

                                   ARTICLE IV

                              Affirmative Covenants

The Company covenants and agrees that during the term of this Agreement and until all of the principal amount of and interest due under the Term Note shall have been paid in full, unless otherwise agreed to by Bank in advance and in writing to the contrary, the Company will duly perform and observe each and all of the covenants and agreements hereinafter set forth:

         4.01. Maintenance and Compliance with Laws. The Company will maintain its corporate existence, rights and franchises and comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all government bodies, and maintain and keep its properties in good repair, working order and operating condition.

   Specifically, Company will comply with all laws and regulations respecting "Securities Acquisition Loans" (as defined in Section 133 of the Code) to preserve and protect the tax treatment of the Term Note under Section 133 of the Code.

         4.02. Financial Statements. Company will deliver to Bank the following financial information of Company, Guarantor (hereinafter defined) and Banks (hereinafter defined):

       (a) Within sixty (60) days after the end of each fiscal quarter of Company and Guarantor, the respective balance sheets, profit and loss statements and net worth reconciliations of Company and Guarantor for such accounting period, and the results of operations since the beginning of the fiscal year, prepared in accordance with generally accepted principles of accounting applied on a basis consistent with that of the financial statements for the preceding fiscal year and certified by the chief financial officer or chief executive officer of Company and Guarantor, respectively, as truly reflecting the respective financial positions of Company and Guarantor as of the end of the accounting period;

       (b) Within ninety (90) days after the end of each fiscal year of Company and Guarantor, the respective annual audited financial statements of Company and Guarantor, prepared by independent certified public accountants selected by Company and satisfactory to Bank in conformity with generally accepted accounting principles applied on a basis consistent with that of the financial statements for the preceding fiscal year; and

       (c) From time to time such further information regarding the financial condition or business of Company, Guarantor and Banks as Bank may reasonably request.


                                     10.7-8

       4.03. Inspection of Operations. Company shall permit such persons designated by Bank to visit and inspect Company's properties, operations, corporate books and financial records and to discuss Company's affairs, finances and accounts with Company's principal officers and independent public accountants, as may be requested from time to time by Bank.

       4.04. Insurance. Company shall maintain, at all times, such insurance covering such risks as is customary for companies of similar character, in amounts and with companies acceptable to Bank.

       4.05. Payment of Indebtedness. Company shall pay or discharge all indebtedness heretofore or hereafter incurred as the same shall become due and payable and shall faithfully perform, observe and discharge all covenants, conditions and obligations which are imposed on it by any and all indentures and other agreements securing or evidencing such indebtedness or pursuant to which such indebtedness is issued.

       4.06. Taxes and Other Liens. The Company will pay and discharge promptly all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal or mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or charge upon any of its property; except any taxes, assessments or levies being contested in good faith by appropriate legal proceedings and against which, if requested by the Bank, the Company will set up reserves satisfactory to the Bank.

       4.07. Notice of Defaults. Company shall notify Bank in writing of any Event of Default (hereinafter defined) hereunder or of any fact, condition, or event that, only with the giving of notice or passage of time or both, would become an Event of Default. Company shall notify Bank in writing of any default under any other indenture, agreement, contract or other instrument to which Company is a party and of any acceleration of the maturity of any material indebtedness of Company which default or acceleration could have a material adverse effect on Company, and Company shall take all necessary steps to remedy promptly any such default, to protect against any such adverse claim, to defend any such proceeding and to resolve all such controversies.

       4.08. Data to Verify Compliance. Company shall promptly provide Bank with such data as Bank shall reasonably request to verify the truth of all warranties and representations and Company's compliance with all covenants.


                                     10.7-9

       4.09. Contributions. Company will make contributions to the Trust sufficient for the Trust to pay principal and accrued interest on the ESOP Note in accordance with the schedule of payments set forth therein (such contributions to be referred to herein as "Scheduled Contributions"). In addition to the foregoing, and provided that no Event of Default (hereinafter defined) has occurred or will occur, Company may make contributions to the Trust in amounts adequate to provide cash to, or to make other payments necessary in connection with, terminating participants (such contributions to be referred to herein as "Permitted Contributions"). If Company makes contributions in an amount in excess of Scheduled Contributions (and Permitted Contributions, if applicable) ("Excess Contributions"), Company shall cause the Plan Administrator (as set forth in the Plan) to direct the Trustee to use such Excess Contributions to prepay the ESOP Note.

       4.10. Securities Restrictions. Company shall comply with all restrictions regarding securities acquired with loan proceeds imposed by the Internal Revenue Code and United States Treasury Regulations, including, without limitation, restrictions concerning subjection of the securities to a put, call or other option or buy-sell or similar arrangement.

       4.11. Notification. Company shall notify Bank promptly of any governmental or judicial action or proceeding that relates directly or indirectly to the qualification of the Plan under Sections 401(a) or 4975(e)(7) of the Code, or the participation of the Trust in the transactions contemplated hereunder.

                                    ARTICLE V

                               Negative Covenants

Without the prior written consent of Bank, during the term of this Agreement or until all indebtedness of the Company to Bank has been paid, whichever occurs last, Company covenants and agrees as follows:

       5.01. Liens. Company will not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance upon any of the Company's properties or assets, whether now owned or hereafter acquired, except for those granted to Bank and except such purchase money security interests created or granted by Company in the ordinary course of its business, consistent with current practices, and except such liens of taxes not in default or being contested in good faith.


                                    10.7-10

       5.02. Fundamental Changes. Company will not amend its Articles of Incorporation or Bylaws; wind up, liquidate, or dissolve itself; reorganize, merge or consolidate with or into, or sell, transfer, convey or lease all or any part of its property, to another person or entity; sell or assign any accounts receivable; purchase or otherwise acquire all or substantially all of the assets of any corporation, partnership, or other entity, or any shares or similar interest in any other corporate entity; or make any material change in the executive management of the Company.

       5.03. Conduct of Business. Company will not materially alter the character in which Company conducts its business or the location of such business or the nature of such business conducted at the date hereof.

       5.04. Funded Indebtedness. Company shall not incur additional Funded Indebtedness (direct, indirect, contingent or otherwise) unless such Funded Indebtedness is subordinated (in writing and in form and substance satisfactory to Bank) in all respects to the indebtedness of Company to Bank hereunder. For purposes of this Agreement, "Funded Indebtedness" shall mean all indebtedness of Company for borrowed money in excess of $250,000 (individually or in the aggregate) and which has a maturity of one (1) or more years from the date of origin, plus all Capitalized Leases (defined as any lease which is required to be capitalized on the balance sheet of Company) and all guarantees of such Funded Indebtedness of others, but excluding the indebtedness incurred by Company in the ordinary course of business which includes (i) deposits, (ii) Banker's Acceptances, (iii) repurchase agreements, (iv) purchases of Federal Funds, and (v) Federal Reserve or Federal Home Loan Bank borrowings made in the ordinary course of business, and pledges, liens or encumbrances required to secure such indebtedness, provided that Company shall have received Bank's prior written approval of, and with respect to, the specific assets, or general class of assets, to be pledged or encumbered by such pledges, liens or encumbrances.

       5.05. Issuance of Additional Capital Stock. Company will not issue any additional capital stock or securities convertible into capital stock or any warrants or rights to purchase capital stock.

       5.06. Investments. Company will not acquire for investment purposes, investments that would not qualify as "customary and prudent investments", consistent with the current investment practices of Company.


                                    10.7-11

       5.07. Loans to Affiliates. Shareholders and the Trust. Company will not directly or indirectly loan amounts to any affiliate or shareholder of Company, or to any entity controlled by such an affiliate or shareholder, or to the Trust (whether or not for the purchase of additional employer securities).

       5.08. Debt Payments to Shareholders. Except with respect to unsubordinated debt permitted under Section 5.04 (b) above, Company will not directly or indirectly make any payments with respect to any indebtedness owing to any shareholders.

       5.09. Dividends. Except to the extent consistent with past practices, Company will not pay any cash dividends to shareholders of Company.

       5.10. Capital Expenditures. Company will not make any capital expenditures other than those capital expenditures made in the ordinary course of business, consistent with past Company practices.

       5.11. Plan Amendments. No amendments will be made to the Plan without the prior written consent of Bank, which consent shall not be unreasonably withheld.

                                   ARTICLE VI

                                   Collateral

The obligations and indebtedness of the Company to Bank hereunder or under any other instrument shall be secured and supported by the following ("Collateral"):

       6.01. ESOP Note and Stock. Company shall pledge and endorse to Bank the ESOP Note and any stock of Company from time to time pledged as security to the ESOP Note. Such pledge shall be evidenced by a Collateral Assignment in form and substance acceptable to Bank.

       6.02. Bank Stock. Company shall pledge all stock, whether common or preferred, of Iola Bank and Trust ("Iola Bank"), First National Bank & Trust Co. (Parsons, Kansas) ("FNB") and TeamBank, N.A. (Paola, Kansas) ("TeamBank") (said Iola Bank, FNB and TeamBank, together with TeamBank Nebraska [hereinafter identified], to be sometimes hereinafter collectively referred to as the "Banks") now owned or hereafter acquired (together with the stock of TeamBank Nebraska [hereinafter identified] the "Bank Stock"), which as of the date hereof is as follows:


                                    10.7-12

Banks                Type                Shares             Ownership Percentage
--------------------------------------------------------------------------------
Iola Bank            Common              70,000                   100.00%

FNB                  Common              18,000                   100.00%

TeamBank             Common             100,000                   100.00%

Company shall also pledge to Bank all of the outstanding stock, whether common or preferred, of Team Financial Acquisition Subsidiary, Inc. ("Guarantor"). Such pledges shall be evidenced by a "Collateral Pledge Agreement", in form and substance acceptable to Bank, together with stock powers relating thereto.

         6.03. Guaranty. There shall be delivered to Bank, as additional support for the obligations and indebtedness of Company to Bank (as well as all other obligations owing by Company to Bank, now existing and hereafter arising), the unconditional, unlimited corporate guarantee of Guarantor. The guaranty shall be evidenced by a Corporate Guaranty in form and substance acceptable to Bank ("Guaranty"). Guarantor shall pledge all stock, whether common or preferred, of TeamBank Nebraska (Bellevue, Nebraska) ("TeamBank Nebraska") now owned or hereafter acquired, which as of the date hereof is as follows:

Banks                Type                Shares             Ownership Percentage
--------------------------------------------------------------------------------
TeamBank Nebraska    Common               8,000                   100.00%

Such pledge shall be evidenced by a "Collateral Pledge Agreement", in form and substance acceptable to Bank, together with stock powers relating thereto.

         6.04. Other Documents. Company agrees to furnish such information and to execute such other documents or undertake any other acts as may be reasonably necessary to perfect and maintain the security interests contemplated by this Agreement, or as otherwise reasonably requested by Bank from time to time.

                                   ARTICLE VII

                                    Defaults

         7.01. Events of Default. The occurrence of one or more of the following events ("Events of Default" or "Default") shall constitute a Default by the Company hereunder:


                                    10.7-13

         (a) nonpayment of interest or principal hereunder when payment is due as herein provided; or

         (b) any representation or warranty made by the Company or Guarantor herein or in any writing furnished in connection with or pursuant to this Agreement shall prove to be false in any material respect as of the date on which it is made; or

         (c) a breach by Company in the performance or observance of any agreement, term, covenant or condition contained herein (other than in (a) above), and such breach shall not have been remedied within thirty
         (30) days after written notice thereof shall have been given by Bank to Company; or

         (d) any report, certificate, financial statement or other instrument furnished in connection with this Agreement shall prove to be false or misleading in any material respect; or

         (e) default in the performance of the obligations of the Company or Guarantor on any other note, agreement (including but not limited to security agreements), or obligations owed by the Company or Guarantor to Bank, which default results in the acceleration of such obligation; or

         (f) any default by the Company or Guarantor under any other contract for borrowed money which entitles the obligee to accelerate the maturity thereof, or any failure by the Company or Guarantor to pay any indebtedness when due, whether by acceleration or otherwise; or

         (g) commencement by the Company or Guarantor of a voluntary case under the Bankruptcy Act or similar law, federal or state, whether now or hereafter existing; or a trustee or receiver shall be appointed for Company or Guarantor or all or a substantial part of its properties in any involuntary proceeding, or any court shall have taken any jurisdiction of all or a substantial part of the properties of the Company or Guarantor in any involuntary proceeding for the reorganization, dissolution, liquidation or winding up of the business of the Company or Guarantor and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise within thirty (30) days; or the Company or Guarantor shall file a petition or answer consenting to or acquiescing in a petition against it in bankruptcy or under any chapter of the Bankruptcy Act or any similar law, state or federal, whether now or hereafter existing, or such petition filed against the


                                    10.7-14

         Company or Guarantor shall be approved and not vacated or stayed within thirty (30) days; or the Company or Guarantor shall become insolvent, or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or trustee or liquidator of all its properties or a substantial part thereof, or shall have failed within thirty (30) days to pay a bond or otherwise discharge any judgment or attachment which is not stayed on appeal or otherwise being contested in good faith; or

         (h) Company or Guarantor suffers any judgment, writ of attachment or execution or similar process to be issued or levied against all or a substantial part of its property and which is not released, stayed, bonded or vacated within thirty (30) days; or

         (i) The occurrence of a non-exempt "Prohibited Transaction", as defined in Section 406 of ERISA or in Section 4975 of the Internal Revenue Code, between the Plan and any other person or entity; or

         (j) The failure of the Trust to maintain its status as a "tax exempt trust" under Section 501 of the Internal Revenue Code, or the failure of the Plan to maintain its status as a qualified plan under Section 401 or as an employee stock ownership plan under Section 4975 of the Code.

           7.02. Remedies. Upon an Event of Default, Bank may accelerate the maturity of the Term Loan, with or without notice, and Bank may resort to any and all security and to any remedy existing at law or in equity for the collection of the Term Note according to its tenor and enforcement of the covenants and provisions hereof, and the Bank's resort to any remedy shall not prevent the concurrent or subsequent employment of any other remedy. In addition to the remedies provided herein, in the event the Term Note is due and payable or upon an Event of Default, the Bank shall have the right of setoff, without demand or notice to anyone, against the funds of the Company on deposit with it.

Notwithstanding anything contained herein to the contrary, Bank shall have no right of setoff or any claims to any shares of the common stock of Company which Bank may be holding as custodian on behalf of the Trust or any funds of the Trust deposited with Bank except such shares as are pledged to secure the ESOP Note, but only to the extent permitted by law.


                                    10.7-15

         7.03. Expenses of Collection. All costs, expenses and liabilities incurred by Bank in collecting or attempting to collect on the Term Note, including costs and expenses incurred in proposing or selling or otherwise deriving upon any security, and all reasonable attorneys' fees in connection with such matters, shall constitute a demand obligation of the Company and shall bear interest from the date of expenditure until paid at the per annum rate of three percent (3%) in excess of the Prime Rate.

         7.04. Waiver. Any waiver of an Event of Default by Bank shall not extend to or affect any subsequent Event of Default. No failure or delay by Bank in exercising any right hereunder shall operate as a waiver, nor shall any single or partial exercise of any right preclude the exercise of any other right hereunder.

                                  ARTICLE VIII

                          Closing; Conditions Precedent

         8.01. Closing. "Closing" shall take place at Bank's principal offices at 1000 Walnut Street, Kansas City, Missouri on August 21st, 1997 (the "Closing Date").

         8.02. Conditions Precedent to Closing. As a condition precedent to Closing, Company shall have delivered to Bank the following documents:

               (a) This Agreement and the Term Note, duly executed by the Company;

               (b) The Collateral Assignment, duly executed by the Company;

               (c) A fully executed copy of the Lending Agreement;

               (d) The Collateral Pledge Agreement, duly executed by the Company, together with the applicable Bank Stock, and Stock Powers (executed in blank);

               (e) The Guaranty, duly executed by the Guarantor, together with the applicable Collateral Pledge Agreement, the applicable Bank Stock, and Stock Powers (executed in blank);

               (f) Fully executed copies of all other documents required under this Agreement and any of the other documents executed in connection herewith, including, without limitation, the Collateral Assignment;


                                    10.7-16

               (g) Certified copies of the Bylaws of the Company and Guarantor, and of each resolution of the Company's and Guarantor's respective Boards of Directors duly authorizing the execution and delivery of the applicable loan documents and the Company's and Guarantor's performance hereunder and thereunder;

               (h) Certificates of Good Standing, dated not more than thirty
         (30) days prior to the date of this Agreement, for the Company from the Kansas Secretary of State, and the Guarantor from the Nebraska Secretary of State, and, if specifically requested by Bank, from the Secretary of State for each other jurisdiction where the nature of Company's or Guarantor's respective businesses requires it to be qualified as a foreign corporation;

               (i) An opinion of counsel for Company dated the Closing Date, in form and substance satisfactory to Bank, substantially to the effect that (i) Company is a corporation duly organized and existing and in good standing under the laws of the State of Kansas; (ii) Company has adequate corporate power and authority to enter into and perform this Agreement and the Term Note; (iii) that this Agreement, the Term Note, the Collateral Assignment and the Collateral Pledge Agreement have been duly authorized, executed and delivered by Company and are legal, valid and binding instruments enforceable against the Company in accordance with their respective terms, except as may be limited by laws of receivership, insolvency and bankruptcy; (iv) that the Plan complies with all federal and state laws and regulations, including, without limitation, the Code and ERISA, and regulations promulgated thereunder; and (v) the Plan is qualified under Section 401(a) of the Code, the Trust is exempt from tax under Section 501(a) of the Code, and the consummation of the transactions under this Agreement and the Lending Agreement will not constitute a prohibited transaction; and

               (j) Any other documents, instruments and reports as Bank shall reasonably request.

         Company shall be solely responsible for all costs incurred by it and/or Bank in connection with satisfying any of the foregoing requirements.


                                    10.7-17

                                   ARTICLE IX

                                  Miscellaneous

         9.01. Payment on Holidays. Whenever any payment to be made pursuant to this Agreement or the Term Note shall be stated to be due on a public holiday, Saturday or Sunday, such payment may be made on the next succeeding business day and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

         9.02. Request for Qualifying Opinion of Counsel. If the Bank determines, in good faith after consultation with its counsel, that there is a substantial likelihood that it might be required to include more than 50% of the interest on the Term Note in its gross income, the Bank shall be entitled to request a Qualifying Opinion of Counsel with respect to such interest for a period commencing with the date of issuance of the Term Note or for any lesser period specified in the Bank's request.

         9.03. Waivers. No omission or delay by the Bank in exercising any right, power or privilege under this Agreement, the Term Note or any other documents executed in connection herewith, will impair such right, power or privilege or be construed to be a waiver of any Event of Default or acquiescence therein and any single or partial exercise of any right, power or privilege will not preclude other or further exercise of any other right, power or privilege and no waiver will be valid unless in writing and signed by Bank and then only to the extent specified. All remedies herein by law afforded will be cumulative and will be available to Bank until all indebtedness of Company is paid.

         9.04. Binding Effect. This Agreement shall continue until payment in full of all indebtedness owing hereunder and shall be binding upon Company and its successors and assigns and shall be binding upon and inure to the benefit of Bank, its successors and assigns.

         9.05. Notices. Any notice, request, authorization, approval or consent made hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, and shall be deemed given when delivered or postmarked and mailed postage prepaid to the following addresses:


                                    10.7-18

IF TO BANK:        Commerce Bank, N.A.
                   1000 Walnut Street
                   P.O. Box 419248
                   Kansas City, Missouri 64141-6248
                   Attn: Mike Sobba

IF TO COMPANY:     Team Financial, Inc.
                   One South Pearl
                   P.O. Box 402
                   Paola, Kansas 66071
                   Attn: Robert J. Weatherbie

Bank and Company may designate a change of address by notice given in accordance with the provisions of this Subsection at least five (5) days before such change is to become effective.

         9.06. Amendments. The and Bank may from time to time enter into written agreements supplemental hereto for the purpose of modifying or adding any provision to this Agreement or changing the rights and privileges of Bank or Company hereunder. Any such supplemental agreement shall be binding upon the Company and the Bank and their respective successors and assigns.

         9.07. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         9.08. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         9.09. Governing Law. This Agreement and all related documents will be governed by, and construed in accordance with, the laws of the State of Missouri.

         9.10. Counterpart Agreements. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

         9.11. Statutory Notice. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT


                                    10.7-19

ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BY SIGNING BELOW, YOU AND WE AGREE THAT THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN US.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK



                                    10.7-20

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the day and year first above written.

                                       TEAM FINANCIAL, INC.


                                       By: /s/ Michael L. Gibson
                                           ------------------------
                                       Title: President

                                       By: /s/ Robert J. Weatherbie
                                           ------------------------
                                       Title: Chairman & CEO

                                       COMMERCE BANK, N.A.

                                       By: /s/ Michael J. Sobba
                                           ------------------------
                                       Title: Senior Vice President




                                    10.7-21

                                  SCHEDULE 3.02

                              (FINANCIAL CONDITION)

Company has provided supplemental financial information to Bank in the form of June 1997 "Y" Reports and call reports each subsidiary bank of TFI.



                                    10.7-22

                                  SCHEDULE 3.04
                                  (LITIGATION)

                                      NONE



                                    10.7-23

                                  SCHEDULE 3.05

                                  (LIABILITIES)

Distributions from the TeamBanc, Inc. Employees' Stock Ownership Plan can be made in the form of stock and, in accordance with the plan document and the Internal Revenue Code, Team Financial, Inc. has an obligation to repurchase such securities.



                                    10.7-24

                                  SCHEDULE 3.12

                                     (STOCK)

Company has previously provided documents relating to its Employee Stock Purchase Plan acceptable to Bank.



                                    10.7-25

                      AMENDMENT ONE TO TERM LOAN AGREEMENT

THIS AMENDMENT ONE TO TERM LOAN AGREEMENT ("Amendment One") is entered into as of the 31st day of October, 1997, by and between COMMERCE BANK, N.A. ("Bank") and TEAM FINANCIAL, INC. "Company").

                                   WITNESSETH:

WHEREAS, pursuant to that certain Term Loan Agreement dated as of August 21, 1997, by and between Bank and Company ("Loan Agreement"), Bank agreed to extend a Term Loan to Company in the original principal amount of $1,199,000, subject to certain terms, limitations and conditions contained therein;

WHEREAS, Company has requested that Bank amend one of the Affirmative Covenants contained in the Loan Agreement; and

WHEREAS, Bank and Company have agreed to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for valuable consideration, Bank and Company do hereby mutually agree as follows:

         1. Terms used herein which are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement.

         2. Section 4.09 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "Contributions. Company will make contributions to the Trust sufficient for the Trust to pay principal and accrued interest on the ESOP Note in accordance with the schedule of payments set forth therein (such contributions to be referred to herein as "Scheduled Contributions"). In addition to the foregoing, and provided that no Event of Default (hereinafter defined) has occurred or will occur, Company may make contributions to the Trust (i) in amounts adequate to provide cash to, or to make other payments necessary in connection with, terminating participants, and/or (ii) in amounts to be maintained by the Trust "on deposit" to meet the Trust's distribution and other ordinary course cash needs, provided such sums "on deposit" shall not exceed $500,000 at any given time (such contributions to be referred to herein as "Permitted Contributions"). If Company makes contributions in an amount in excess of Scheduled Contributions (and Permitted Contributions, if applicable) ("Excess


                                    10.7-26

         Contributions"), Company shall cause the Plan Administrator (as set forth in the Plan) to direct the Trustee to use such Excess Contributions to prepay the ESOP Note.

         3. Except as amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement shall remain in full force and effect and are hereby ratified and certified by Bank and Company.

         4. This Amendment One shall be governed by, and construed in accordance with, the laws of the State of Missouri.

IN WITNESS WHEREOF, Bank and Company have executed this Amendment One as of the date first above written.

                                      COMMERCE BANK, N.A.

                                      By: /s/ Michael J. S Sobba.
                                          ------------------------
                                      Title: Senior Vice President
                                             ---------------------

                                      TEAM FINANCIAL, INC.

                                      By: /s/ Robert J. Weatherbie
                                          ------------------------
                                      Title: Chairman & CEO
                                             ---------------------

                                      By: /s/ Carolyn S. Jacobs
                                          ------------------------
                                      Title: Treasurer
                                             ---------------------


                                    10.7-27

                                    TERM NOTE

$1,199,000                                                 August 21, 1997
Principal and Interest                                     Kansas City, Missouri

    FOR VALUE RECEIVED, the undersigned, TEAM FINANCIAL, INC., f/k/a TeamBanc, Inc., a Kansas corporation ("Borrower") hereby promises to pay to the order of COMMERCE BANK, N.A. ("Bank") the principal sum of One Million One Hundred Ninety-Nine Thousand Dollars ($1,199,000), payable in annual principal installments of $150,000 commencing December 31, 1997, and continuing on the last day of each December thereafter, until December 31, 2002, when the outstanding principal balance, together with accrued interest, shall be due and payable in full. This Term Note shall bear interest at a per annum variable rate equal to eighty-three percent (83%) of the Base Rate (as that term is defined in the Term Loan Agreement hereinafter identified), to change with any change in the Base Rate. Accrued interest shall be payable quarterly, in arrears, commencing December 31, 1997, and continuing on the last day of each March, June, September and December thereafter, until and including the due date of this Term Note. Accrued interest shall be calculated on the actual number of days outstanding based on a year consisting of 365 days. Both principal and interest are payable in lawful money of the United States of America to Bank, at its offices at 1000 Walnut, Kansas City, Missouri, in immediately available funds.

    This Term Note is the one referred to in, and is entitled to the benefits of, the Term Loan Agreement dated the date hereof between the Borrower and the Bank, which Term Loan Agreement contains, among other things, provisions for acceleration of the maturity hereof upon the happening of certain stated events; and for an increase in the interest rate, without limitation, in the event of a Determination of Taxability or upon the occurrence of an Event of Default. The defined terms used herein shall have the same meaning as used in the Term Loan Agreement.

    The Borrower shall have the right to prepay the principal of this Term Note, in whole or in part, prior to maturity without premium or penalty. Any partial prepayments shall be applied to the principal payments in the inverse order of their maturities.

    The Borrower and all endorsers, sureties, guarantors and other persons liable hereon or who may become liable for the payment hereof, severally waive demand, presentment, notice of dishonor or nonpayment, notice of protest and any and all lack of diligence in the enforcement hereof and hereby assent to each and any extension or postponement of the time of payment, at or after maturity, or other indulgence and hereby waive any and all notice thereof.

    This Term Note shall be governed by, and construed in accordance with, the laws of the State of Missouri.

    IN WITNESS WHEREOF, Borrower has executed this Term Note as of the day and year first herein above written.

                                                 TEAM FINANCIAL, INC.

                                                 By: /s/ Robert J. Weatherbie
                                                     ------------------------
                                                 Title: Chairman/CEO
                                                        ---------------------

                                                 By: /s/ Michael L. Gibson
                                                     ------------------------
                                                 Title: President
                                                        ---------------------


                                    10.7-28

                              COLLATERAL ASSIGNMENT

WHEREAS, TEAM FINANCIAL, INC., f/k/a TeamBanc, Inc. ("Company") and COMMERCE BANK, N.A. ("Lender") have entered into a Term Loan Agreement (the "Agreement") of even date herewith;

WHEREAS, the proceeds of the Term Loan to be extended to the Company under the Agreement will be used by Company to fund a loan by Company to the trustee (the "Trustee") of the TeamBanc, Inc. Employees Stock Ownership Plan (the "Trust"), as established pursuant to the TeamBanc, Inc. Employees Stock Ownership Plan dated as of November 6, 1992, as amended from time to time (the "Plan"), pursuant to the agreement between the Bank, the Company and the Trustee (the "Lending Agreement") and evidenced by an ESOP Note (And Pledge Agreement) (the "ESOP Note") made by the Trustee to Company and secured by a pledge of the common stock of Company acquired by the Trust; and

WHEREAS, under the terms of the Agreement, Company agreed to pledge to Lender the ESOP Note, and all common stock of Company from time to time pledged thereunder, as collateral for its obligations under the Agreement.

NOW, THEREFORE, for valuable consideration, it is agreed as follows:

         1. Company hereby pledges, assigns and transfers to Lender all its right, title and interest in and to the ESOP Note and all common stock of Company from time to time pledged thereunder.

         2. Company agrees that all payments made by the Trust on the ESOP Note shall be made directly to Lender and applied by Lender to the obligations of the Trust on the ESOP Note, with a corresponding application to the obligations of the Company under the Agreement.

         3. Lender agrees to be bound by the terms of the ESOP Note with respect to any required release of the common stock of Company pledged thereunder.

IN WITNESS WHEREOF Company has executed this Collateral Assignment as of the 21st day of August, 1997.

                                              TEAM FINANCIAL, INC.

                                              By: /s/ Robert J. Weatherbie
                                                  ------------------------
                                              Title: Chairman & CEO
                                                     ---------------------

                                              By: /s/ Michael L. Gibson
                                                  ------------------------
                                              Title: President
                                                     ---------------------



Acknowledged this 21St day of August, 1997

COMMERCE BANK, N.A.

By: /s/ Michael J. Sobba
    ------------------------
Title: Senior Vice President
       ---------------------


                                    10.7-29

                                    ESOP NOTE
                             (AND PLEDGE AGREEMENT)

$1,199,000                                                August 21st, 1997
Principal and Interest                                    Kansas City, Missouri

    The undersigned promises to pay to the order of TEAM FINANCIAL, INC., a Kansas corporation, the principal sum of One Million one Hundred Ninety-Nine Thousand Dollars ($1,199,000) payable in annual principal installments of $150,000 commencing December 31, 1997, and continuing on the last day of each December thereafter, until December 31, 2002, when the outstanding principal balance, together with accrued interest, shall be due and payable in full. This ESOP Note shall bear interest at a per annum variable rate equal to eighty-three percent (83%) of the Base Rate, as that term is defined in that certain Term Loan Agreement of even date herewith between Team Financial, Inc. ("Company") and Commerce Bank, N.A. ("Bank"), and shall change with any change in the Base Rate. Accrued interest shall be payable quarterly, in arrears, commencing December 31, 1997, and continuing on the last day of each March, June, September and December thereafter, until and including the due date of this ESOP Note. Accrued interest shall be calculated on the actual number of days outstanding based on a year consisting of 365 days.

    The funds advanced hereunder are proceeds of a loan made to Company by Bank pursuant to the Term Loan Agreement and all terms contained herein shall have the same meaning as used in the Term Loan Agreement.

    The loan evidenced by this ESOP Note is a refinancing of a securities acquisition loan as defined in Section 133 of the Code and the proceeds of such loan shall be used solely by the undersigned to refinance that certain outstanding loan from UMB Bank Kansas ("UMB"), which loan from UMB was made for the purpose of enabling Trustee to acquire "qualifying employer securities" as such term is defined in Section 408(e) of the Employee Retirement Income Security Act of 1974; as amended, and Section 4975(d)(3) of the Code.

    The holder hereof may arrange, adjust (provided, however, no adjustment to payment dates shall accelerate such payment dates) and extend the times and amounts of payments of interest and/or principal under this ESOP Note without notice to or consent of and without releasing any party liable hereon. All parties hereto consent and agree to waive presentment for payment, demand for payment, protest and notice of dishonor and to any extensions, renewals or revisions hereof, and further consent to the release of


                                    10.7-30
    any party hereto or any collateral or security for the payment of this ESOP Note without affecting their liability hereunder.

    To secure this ESOP Note the undersigned hereby pledges to the holder of this ESOP Note the common stock of the Company acquired by the undersigned with the proceeds of the UMB loan which as of the date of this Agreement, secures the repayment of such prior UMB loan ("Collateral"). Except with respect to put options described in the ESOP Plan Documents (but limited to stock released from the suspense account), at no time during the term of this ESOP Note shall such stock be subject to any put, call, or other option or any buy-sell or similar agreement.

    The loan evidenced by this ESOP Note is without recourse against the undersigned. Notwithstanding anything herein to the contrary, neither the Company nor any other holder of this ESOP Note shall have any right to assets of the Trust other than (a) the Collateral, (b) contributions (other than contributions of securities of the Company) that are made to the undersigned under the Trust to meet its obligations under this ESOP Note, and (c) earnings attributable to the Collateral and the investment of such contributions. The undersigned is not obligated to make any payment of interest or principal on the ESOP Note except to the extent of (i)the sum of all cash contributions theretofore received by it from the Company to meet the undersigned's obligation on this ESOP Note and the earnings attributable to the investment of such contributions, less (ii) all payments of principal and interest theretofore made by the undersigned on this ESOP Note.

    Upon and to the extent of any failure by the undersigned to meet the payment schedule of this ESOP Note, the holder hereof may at its option require transfer of such of the Collateral as does not exceed the amount of the payment default.

    The fiscal year of the Plan (the "Plan Year") is January 1 through December
    31. For each Plan Year during the duration of the loan evidenced by this ESOP Note, a portion of the pledged employer securities shall be released from the pledge. The number of employer securities released will equal the number of encumbered employer securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid during the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The


                                    10.7-31
    number of Plan Years taken into account hereunder shall be computed without taking into account any possible extension or renewal periods of the ESOP Note. For purposes of such calculation, the interest to be paid in future years shall be computed by using the interest rate applicable as of the end of the Plan Year. In the event the employer securities are to include more than one class of securities, the number of securities of each class to be released for a Plan Year must be determined by applying the same fraction to each class. At the request of the Trustee, the Company shall execute and deliver to the Trustee a certificate or certificates representing the number of pledged shares to be released each Plan Year pursuant to the provisions of this paragraph.

    The undersigned shall have the right to prepay the principal of this ESOP Note, in whole or in part, prior to maturity without premium or penalty. Any partial prepayments shall be applied to the monthly principal payments in the inverse order of their maturities.

    This ESOP Note is non-negotiable and it may not be negotiated or assigned by any holder hereof without the written consent of the undersigned. The undersigned by execution hereof consents to the negotiation and assignment of this ESOP Note to the Bank. As used herein, the words "to the order of" refer only to any subsequent holders for whom such written consent has been given.

    This ESOP Note shall be deemed to have been made and delivered in the State of Missouri and shall be governed by, and construed in accordance with, the laws of the State of Missouri. Until advised otherwise by the Bank, this ESOP Note shall be payable at the offices of Bank at 1000 Walnut, Kansas City, Missouri.


                                    10.7-32

    IN WITNESS WHEREOF, the undersigned has executed this ESOP Note as of the day and year first herein above written.

                                             TEAM FINANCIAL, INC., AS
                                             TRUSTEE UNDER THE TEAMBANC,
                                             INC. EMPLOYEES STOCK OWNERSHIP
                                             PLAN

                                             By: /s/ Robert J. Weatherbie
                                                 ------------------------
                                             Title: Chairman & CEO
                                                    ---------------------

                                             By: /s/ Michael L. Gibson
                                                 ------------------------
                                             Title: President
                                                    ---------------------

PAY TO THE ORDER OF
COMMERCE BANK, N.A.
WITH RECOURSE

TEAM FINANCIAL, INC.

By: /s/ Robert J. Weatherbie
    ------------------------
Title: Chairman and CEO
       ---------------------


                                    10.7-33

                                LENDING AGREEMENT

    THIS LENDING A LENDING AGREEMENT ("Agreement") is made and entered into as of the 21st day of August, 1997, by and among COMMERCE BANK, N.A. ("Lender"), TEAM FINANCIAL, INC., f/k/a TeamBanc, Inc. ("Company"), and TEAM FINANCIAL, INC., f/k/a TeamBank, Inc. as Trustee (the "Trustee") under the TeamBanc, Inc. Employees Stock Ownership Plan, as established pursuant to the TeamBanc, Inc. Employees Stock Ownership Plan dated as of November 6, 1992 as amended from time to time (the "Plan").

    WITNESSETH:

    WHEREAS, Lender has agreed to loan $1,199,000 to Company ("Loan"); and

    WHEREAS, the parties hereto wish to restrict the use of the proceeds of the Loan in the manner set forth herein.

    NOW, THEREFORE, in consideration of the premises and mutual covenants and promises herein contained, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                           USE OF PROCEEDS BY COMPANY

    Company agrees that the proceeds of the Loan shall be used for the sole purpose of lending such proceeds to the Trustee, such loan to be evidenced by that certain ESOP Note (And Pledge Agreement) of even date herewith made by the Trustee to the Company (the "ESOP Note"), for the sole purpose of enabling the Trustee to refinance a prior loan for the purchase by the Plan of "qualifying employer securities", as such term is defined in Section 408(e) of the Employee Retirement Income Security Act of 1974, as amended, and Section 4975(d)(3) of the Internal Revenue Code of 1986, as amended.

                           USE OF PROCEEDS BY TRUSTEE

    The Trustee agrees to use the amount loaned to the Trustee by Company, which amount represents the proceeds of the Loan, for the sole purpose of refinancing that certain outstanding loan from UMB Bank Kansas ("Prior ESOP Loan", which loan was made for the purpose of enabling Trustee to acquire "qualifying employer securities" as defined above).


                                    10.7-34

                              PLEDGE OF SECURITIES

    To secure the ESOP Note the Trustee hereby pledges and assigns to Company or any holder of the ESOP Note all "qualifying employer securities" which, as of the date of this Agreement, secured the repayment of the Prior ESOP Loan. The Trustee acknowledges that the ESOP Note and pledged "qualifying employer securities" will be endorsed and assigned by Company to Lender as collateral for the Loan.

    IN WITNESS WHEREOF, this Agreement has been executed as of the date written above.

                                               COMMERCE BANK, N.A.

                                               By: /s/ Michael Sobba
                                                   ------------------------
                                               Title: Senior Vice President
                                                      ---------------------

                                               TEAM FINANCIAL, INC.

                                               By: /s/ Robert J. Weatherbie
                                                   ------------------------
                                               Title: Chairman & CEO
                                                      ---------------------

                                               By: /s/ Michael L. Gibson
                                                   ------------------------
                                               Title: President
                                                      ---------------------

                                               TEAM FINANCIAL, INC., as
                                               Trustee Under the TeamBanc, Inc.
                                               Employees Stock Ownership Plan

                                               By: /s/ Robert J. Weatherbie
                                                   ------------------------
                                               Title: Chairman & CEO
                                                      ---------------------

                                               By: /s/ Michael L. Gibson
                                                   ------------------------
                                               Title: President
                                                      ---------------------


                                    10.7-35

                               CORPORATE GUARANTY

                                                             August 21st, 1997


    TO: COMMERCE BANK, N.A. ("Bank")

    The undersigned hereby requests Bank to give, and continue to give, TEAM FINANCIAL, INC., a Kansas corporation ("Debtor"), from time to time, as Bank may see fit, financial accommodations and credit, and in consideration thereof, whether the same has been heretofore given or may hereafter be given by Bank to Debtor, the undersigned hereby guarantees and promises and agrees to make prompt payment to Bank, as they severally mature, of all overdrafts of Debtor, of all loans made or which may be made by Bank to Debtor, of all moneys paid by Bank for the use or account of Debtor and of all notes, acceptances and other paper which have been or may be discounted for, or at the request of, Debtor, whether made, drawn, accepted, endorsed or not endorsed by Debtor, and whether endorsed with or without recourse, and of any and all other obligations, of every kind and character, now due or which may hereafter become due from Debtor to Bank, howsoever created, arising or evidenced, and also of any and all renewals or extensions of any of the foregoing (all herein called ,"Liabilities") regardless of any collateral now held by Bank, or which Bank may hereafter acquire, as security for any or all of the Liabilities.

    It is understood that extensions of time of payment or modifications or renewals of any of the Liabilities shall not in any way impair the liability of the undersigned to Bank and that the undersigned will keep posted as to all matters pertaining to this Corporate Guaranty without notice from Bank.

    When any of the Liabilities shall become and remain due and unpaid, the undersigned will, upon demand, pay to Bank the amount due thereon.

    In the event any property of the undersigned of any kind is now, or at any time hereafter shall be, pledged to or in the possession of Bank, including, but without limitation, the property described below (if any) and any deposit or credit balance or other indebtedness credited by or due from Bank to the undersigned ("Guaranty Collateral"), the undersigned hereby pledges to and grants to Bank a security interest in and to all such Guaranty Collateral.


                                    10.7-36

    Upon the failure of the undersigned to pay any of the Liabilities as agreed and which are hereby guaranteed, Bank shall then have all of the rights and remedies of a secured party under the Uniform Commercial Code of Missouri, including without limitation, the right to sell or otherwise dispose of, from time to time, any or all of the Guaranty Collateral. Unless the Guaranty Collateral is of a type to decline speedily in value or is of a type commonly sold on a recognized market, Bank shall send the undersigned reasonable notice of the time and place of any public sale or of the date after which any private sale or other disposition is to be made. The requirement of such notice shall be met if such notice is mailed, postage prepaid, to the undersigned at the last address for the undersigned shown on Bank's records, at least five (5) days before the time of sale or other disposition. After deducting all costs and expenses of every kind, Bank may apply the residue of the proceeds of any sale or sales of Guaranty Collateral to pay any Liabilities and/or any amounts owing hereunder in such order or preference as Bank may determine.

    Before proceeding hereunder against the undersigned, resort need not be made by Bank to any other security for any or all of the Liabilities whether pledged by Debtor or by any other person in connection with the Liabilities or the Guaranty Collateral (collectively, the "Collateral"), nor need Bank exhaust any remedy against Debtor, nor against any other endorser, surety or guarantor of the Liabilities.

    Notice of the making, renewing or extending time of payment of any of the Liabilities, and of demand, protest, and notice of nonpayment thereof, and notice of acceptance hereof, are expressly waived. No substitution, release, surrender or impairment (including but not limited to failure to perfect a security interest in any Collateral) of any Collateral, nor the substitution, release or death of any other party liable for the payment of any Liabilities, shall affect the liability of the undersigned to Bank. The undersigned waives all errors and omissions in connection with Bank's administration of the Liabilities and Collateral. A waiver by Bank of any right or remedy on any one or more occasions shall not be construed as a bar to or a waiver of any such right or remedy on future occasions. The undersigned expressly waives notice of any changes in the terms of the Liabilities, including interest rate and term.

    In consideration of Bank acting in reliance hereon, the undersigned agrees that the obligations herein contained with respect to the undersigned and the rights herein granted shall continue until a written revocation signed by the undersigned is personally delivered or sent by certified mail, return receipt requested, to


                                    10.7-37

    Bank's president or any of Bank's vice presidents. Any such revocation shall not affect the rights of Bank hereunder with respect to any Liabilities which arose prior to receipt by Bank of such revocation and all extensions, renewals and modifications of such prerevocation Liabilities whether before or after receipt of such revocation, and any interest of Bank in and to any Collateral shall continue until all such Liabilities have been paid in full. The undersigned will pay on demand all costs of collection, legal expenses, and attorneys' fees incurred or paid by Bank in collecting and/or enforcing this Corporate Guaranty and the Guaranty Collateral, unless prohibited by applicable law.

    Upon payment of any Liabilities by the undersigned, the undersigned shall be surrogated to the rights of Bank against Debtor to the extent of the payment made; provided, however, the undersigned hereby postpones and subordinates its right of subrogation until all Liabilities have been paid in full. The undersigned further agrees that if a voluntary or involuntary petition in bankruptcy is filed by or against Debtor, and the undersigned is determined to be an insider of Debtor under applicable bankruptcy law, then in such event the undersigned forever waives any right of subrogation against Debtor on account of payment made pursuant to this Corporate Guaranty.

    The undersigned agrees that, if at any time all or any part of any payment previously applied by Bank on any of the Liabilities must be returned by the Bank for any reason, whether by court order, administrative order, or settlement, the undersigned shall remain liable for the full amount returned (except to the extent limited herein) as if such amount had never been received by Bank, notwithstanding any termination of this Corporate Guaranty or the cancellation of any agreement evidencing the Liabilities.

    The undersigned agrees to provide to Bank, from time to time, such information regarding the financial position, condition or business of the undersigned, as the Bank may reasonably request.

    This Corporate Guaranty shall remain fully enforceable irrespective of any defense which the Debtor may assert on the Liabilities, including but not limited to failure of consideration and statute of frauds.

    The undersigned has unconditionally delivered this Corporate Guaranty to Bank and failure to sign this or any other guaranty by any other person shall not discharge the liability of the undersigned under this Corporate Guaranty.


                                    10.7-38

    The undersigned acknowledges that it will derive a direct and substantial benefit from the making of the loan from Bank to Debtor as described herein.

    This Corporate Guaranty shall be governed by, and construed in accordance with, the laws of Missouri, shall inure to the benefit of Bank, its successors and assigns, and shall be binding upon the undersigned and the successors and assigns of the undersigned.

                                                TEAM FINANCIAL ACQUISITION
                                                SUBSIDIARY, INC.

                                                By: /s/ Robert J. Weatherbie
                                                    ------------------------
                                                Title: Chairman/CEO
                                                       ---------------------

                                                By: /s/ Michael L. Gibson
                                                    ------------------------
                                                Title: President
                                                       ---------------------


                                    10.7-39

                                  COMMERCE BANK
                           COLLATERAL PLEDGE AGREEMENT

The undersigned and each of the undersigned pledge and grant to Commerce Bank, N.A. /s/ Commerce Bank, N.A. ("Bank") a security interest in all property of the undersigned, or either of them, of any kind or description, which now or hereafter is delivered to Bank or in the possession of Bank or anyone on behalf of Bank, including, but not limited to, the following property and including any deposit or credit balance or other indebtedness due from Bank to the undersigned or either of them "Collateral"):

       STOCK

The security interest granted hereunder shall secure all obligations of the undersigned, or either of them, to Bank howsoever created, evidenced or arising. whether direct or indirect, absolute or contingent, now existing or hereafter arising, due or to become due ("Liabilities").

Upon default of any obligation secured hereby, Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of Missouri. Any notice required by such law shall be deemed reasonable if such notice is mailed, postage prepaid, to the undersigned at the last address of undersigned appearing on the records of Bank at least 10 days prior to the event for which notice is required. After such deductions as may be authorized by law, the proceeds of any sale of collateral may be applied to liabilities of the undersigned in such order or preference as Bank in its sole discretion may determine.

Prior to default Bank may direct that any sums payable on account of the collateral be payable to Bank, Bank or its transferee may, at any time, in its sole discretion compromise, settle or extend the time of payment of any demands or obligations represented by any of the collateral pledged hereunder. Neither Bank nor subsequent holder shall be under any liability or obligation to take any steps whatsoever to fix any liability upon or to collect or enforce payment of any Obligation pledged as collateral hereunder whether by giving any notice, presenting, demanding payments, protesting, instituting suit or otherwise.

If Bank should at any time be of the opinion that the Collateral is not sufficient or has declined or may decline in value or should Bank deem itself insecure, then Bank may demand additional security satisfactory to Bank, and the undersigned promises to furnish such additional security satisfactory to Bank forthwith.

With respect to any liability of the undersigned arising out of endorsement, guarantee, suretyship, or accommodation, the undersigned


                                    10.7-40
hereby consent to any and all renewals or extensions and whether one or more or for the same or different term, consent to the release or substitution of any collateral securing such obligation.

Executed and delivered this 21st day of August, 1997.

                                           PLEDGOR Team Financial, Inc.

                                           By: /s/ Robert J. Weatherbie
                                               ----------------------------
                                           /s/ Michael L. Gibson
                                           --------------------------------
                                           Title: Chairman & CEO  President
                                                  -------------------------


                                    10.7-41

                                  COMMERCE BANK
                           COLLATERAL PLEDGE AGREEMENT

The undersigned and each of the undersigned pledge and grant to Commerce Bank, N.A. /s/ Commerce Bank, N.A. a security interest in all property of the undersigned, or either Of them, of any kind or description, which now or hereafter is delivered to Bank or in the possession of Bank or anyone on behalf of Bank, including, but not limited to, the following property and including any deposit or credit balance or other indebtedness due from Bank to the undersigned or either of them ("Collateral"):

      STOCK

The security interest granted hereunder shall secure all obligations of the undersigned, or either of them. to Bank howsoever created, evidenced or arising, whether direct or indirect, absolute or contingent, now existing or hereafter arising due or to become due ("Liabilities").

Upon default of any obligation secured hereby. Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of Missouri. Any notice required by such law shall be deemed reasonable if such notice is mailed, postage prepaid, to the undersigned at the last address of undersigned appearing on the records of Bank at least 10 days prior to the event for which notice is required. After such deductions as may be authorized by law, the proceeds of any sale of collateral may be applied to liabilities of the undersigned in such order or preference as Bank in its sole discretion may determine.

Prior to default Bank may direct that any sums payable on account of the collateral be payable to Bank, Bank or its transferee may, at any time, in its sole discretion compromise, settle or extend the time of payment of any demands or obligations represented by any of the collateral Pledged hereunder. Neither Bank nor subsequent holder shall be under any liability or obligation to take any steps whatsoever to fix any liability upon or to collect or enforce payment of any obligation pledged as collateral hereunder whether by giving any notice, presenting demanding payments, protesting, instituting suit or otherwise.

If Bank should at any time be of the opinion that the Collateral is not sufficient or has declined or may decline in value or should Bank deem itself insecure, then Bank may demand additional security satisfactory to Bank, and the undersigned promises to furnish such additional security satisfactory to Bank forthwith.

With respect to any liability of the undersigned arising out of endorsement, guarantee, suretyship, or accommodation, the undersigned


                                    10.7-42
hereby consent bo any and all renewals or extensions and whether one or more or for the same or different term, consent to the release or substitution of any collateral securing such obligation.

Executed and delivered this 21st day of August, 1997.

                                      PLEDGOR Team Acquisition Subsidiary, Inc.

                                      By: /s/ Robert J. Weatherbie
                                          -----------------------------

                                      /s/ Michael L. Gibson
                                      ---------------------------------
                                      Title: Chairman & CEO   President
                                             --------------------------


                                    10.7-43